Exhibit 10.1

NOTICE TO PROSPECTIVE SUBSCRIBERS

THIS OFFERING DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES DESCRIBED HEREIN WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON OR OTHER PERSONS IN THE UNITED STATES. “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE “U.S. SECURITIES ACT”).

THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED, SOLD, OR RESOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON OR OTHER PERSONS IN THE UNITED STATES UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT AND THE SECURITIES LAWS OF ALL APPLICABLE STATES OF THE UNITED STATES OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

THE SECURITIES BEING OFFERED FOR SALE ONLY TO THE SPECIFIED PURCHASERS NOTED HEREIN AND ONLY WHERE THE OFFERING CAN LAWFULLY BE MADE UNDER APPLICABLE PRIVATE PLACEMENT EXEMPTIONS.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

FENNEC PHARMACEUTICALS INC.

(A British Columbia corporation)

NON-BROKERED OFFERING PURSUANT TO THE LISTED ISSUER FINANCING

EXEMPTION UNDER PART 5A OF NATIONAL INSTRUMENT 45-106

COMMON SHARE SUBSCRIPTION AGREEMENT

TO:	FENNEC PHARMACEUTICALS INC. (the “Corporation”)

RE:	Purchase of Common Shares in the capital of the Corporation (“Common Shares”) at a price of US$7.50 per Common Share (the “Offering”).

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation, on the terms and conditions set forth in this agreement (the “Subscription Agreement”), that number of Common Shares set out below at a price of US$7.50 per Common Share, for the total subscription amount set forth below (the “Subscription Amount”).

Terms not defined herein shall have the meanings ascribed to such terms in Section 1 hereof. Unless otherwise indicated, all monetary references are in United States Dollars.

REGISTRATION AND DELIVERY INSTRUCTIONS

Number of Common Shares of the Corporation (“Common Shares”) _____________ US$7.50 per Common Share for a total Subscription Amount of US$ ____________

EXECUTION BY SUBSCRIBER:

___________________________________

Signature of individual (if Subscriber is an individual)

___________________________________

Authorized signatory (if Subscriber is not an individual

___________________________________

Name of Subscriber (please print)

___________________________________

Name of authorized signatory (please print)

___________________________________ Address of Subscriber ___________________________________ Telephone number of Subscriber ___________________________________ E-mail address of Subscriber

Register the Common Shares as follows: ___________________________________ (Name) ___________________________________ (Account reference, is applicable) ___________________________________ (Address)

Deliver the Common Shares as follows:

___________________________________

(Name)

___________________________________

(Account reference, is applicable)

___________________________________

(Contact Name)

___________________________________

(Address)

Insider Status

The Subscriber is [check appropriate box]:

an “insider” of the Corporation as defined in the Securities Act (Ontario) (see below); or
not an “insider” of the Corporation as defined in the Securities Act (Ontario).

Note:

The definition of “insider” includes a person that:

(i)	is a director or officer of the Corporation;
(ii)	is a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;
(iii)	is a person or a company that has:
1.	beneficial ownership of, or control or direction over, directly or indirectly; or
2.	a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of an issuer carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities;
(iv)	the Corporation itself, if it holds securities of its own issue; or
(v)	a person designated as an insider under the Securities Act (Onatrio).

Registrant Status

The Subscriber is [check appropriate box]:

registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations; or
not registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Present Holdings

The Subscriber currently holds (prior to the purchase of the Common Shares set out in this Subscription Agreement) the following securities of the Corporation [please write “None” if no other securities of the Corporation held]:

NOTE: The information collected herein will be used by the Corporation in determining whether the Subscriber meets the requirements of the applicable prospectus exemptions, for making certain filings with applicable regulatory authorities and for meeting the Corporation’s obligations under securities legislation with respect to the mailing of continuous disclosure materials to the Subscriber, if applicable.

Payment of the Subscription Amount:

Payment of the Subscription Amount must be made by wire transfer in accordance with the wire transfer instructions provided below:

Beneficiary Bank:	Royal Bank of Canada
90 Sparks Street
Ottawa, ON, K1P 5T6, Canada

Swift Code:	ROYCCAT2

Transit No.:	00006

Institution No:	003

Beneficiary Account No.:	401-359-5

Beneficiary Account Name:	LaBarge Weinstein LLP in Trust
515 Legget Dr., Suite 800 Kanata, ON, K2K 3G4

ALL FUNDS MUST BE SENT IN UNITED STATES DOLLARS

Delivery Against Payment:

For any subscriptions that are to be settled on a “Delivery Against Payment” basis, please contact Robert Andrade. Email: randrade@fennecpharma.com; telephone: (919) 246-5299.

ACCEPTANCE

Accepted and agreed to by the Corporation as of the __ day of _______________, 2025.

FENNEC PHARMACEUTICALS INC.

By:
Authorized Officer

TERMS AND CONDITIONS

TO THE SUBSCRIPTION AGREEMENT FOR PURCHASE OF THE COMMON SHARES OF
FENNEC PHARMACEUTICALS INC.

1.	Definitions

(a)	“Agreement” or “Subscription Agreement” means this subscription agreement and all schedules and forms attached hereto, and all instruments supplementing, amending or confirming this subscription agreement;

(b)	“Applicable Securities Laws” means the securities legislation of the Offering Jurisdictions having application, and the rules, policies, notices and orders issued by securities regulatory authorities in the Offering Jurisdictions having application to this Offering and the Corporation;

(c)	“Closing” means a completion of an issue and sale by the Corporation and the purchase by the Subscribers of the Common Shares pursuant to this Subscription Agreement;

(d)	“Closing Date” means the date or dates on which Closing will occur;

(e)	“Common Share” means a common share in the capital of the Corporation;

(f)	“TSX” means the Toronto Stock Exchange;

(g)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions;

(h)	“Offering” means the sale by the Corporation of the Common Shares on the terms set forth in this Agreement and subscription agreements entered into by the Corporation with other Subscribers;

(i)	“Offering Document” means the offering document under the Listed Issuer Financing Exemption on Form 45-106F19 prepared by the Corporation in connection with the Offering, as may be amended or replaced from time to time, a copy of which is available and can be accessed under the Corporation’s profile at www.sedarplus.ca and on the Corporation’s website at www.fennecpharma.com;

(j)	“Offering Jurisdictions” means each of the Provinces and Territories of Canada and such other jurisdictions as may be determined by the Corporation from which the Corporation accepts a subscription for Common Shares under the Offering;

(k)	“Proceeds” means the gross proceeds of the Offering;

(l)	“Regulation D” means Regulation D under the U.S. Securities Act;

(m)	“Regulation S” means Regulation S under the U.S. Securities Act;

(n)	“SEC” means the United States Securities and Exchange Commission;

(o)	“Subscriber” means the person or persons named as Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(p)	“Subscription Amount” means the aggregate subscription amount for the Common Shares paid by the Subscriber as set forth on the execution page of this Agreement;

(q)	“United States” means the United States of America, its territories, and State of the United States and the District of Columbia;

(r)	“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

(s)	“U.S. Person” means a U.S. Person as defined in Rule 902(k) of Regulation S;

(t)	“U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Common Shares on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Common Shares while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser);

(u)	“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America.

2.	The Subscription and the Offering

2.1.	The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Corporation on the terms and conditions set forth herein, the number of Common Shares for the aggregate Subscription Amount set out on the execution page of this Subscription Agreement. This Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Corporation.

2.2.	The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Common Shares subscribed for by it hereunder form part of a larger Offering that the Corporation is conducting without the benefit of an agent or an underwriter. The Offering may close on more than one Closing Date and may be closed in whole or in part and from time to time. There is no minimum number of Common Shares that must be sold before the Offering completes. The Corporation may pay finder’s fees or commissions in connection with sales of Common Shares under the Offering subject to compliance with applicable law.

2.3.	The Subscriber acknowledges that the Offering is being conducted in reliance upon the listed issuer financing exemption provided under Part 5A under NI 45-106, and in connection therewith, the Subscriber acknowledges that it has been advised and has reviewed a copy of the Offering Document, a copy of which is available and can be accessed under the Corporation’s profile at www.sedarplus.ca and on the Corporation’s website at www.fennecpharma.com.

2.4.	The Subscriber agrees to deliver to the Corporation not later than 10:00 am (Toronto Time) on the Business Day before the Closing Date:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)	any other documents required by Applicable Securities Laws which the Corporation reasonably request; and

(c)	a certified cheque or bank draft payable to the Corporation representing the aggregate Subscription Amount payable by the Subscriber for the Common Shares, or payment of the same amount in such other manner as the Corporation may accept.

2.5.	The Subscriber acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or other securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber acknowledges and agrees that this offer, the Subscription Amount and any other documents delivered in connection herewith will be held by the Corporation until such time as the conditions referred to in section 9 below are satisfied or waived by the Corporation.

3.	Closing

3.1.	The transactions contemplated hereby will be completed at the Closing virtually, or such other place as the Corporation may determine. The Subscriber acknowledges that the Common Shares will be available for delivery to it at the Closing against payment of the amount of the aggregate Subscription Amount for the Common Shares.

3.2.	The Subscriber will take up, purchase and pay for the Common Shares at the Closing upon acceptance of this offer by the Corporation and the satisfaction by the Corporation, or waiver by the Corporation of the conditions referred herein.

4.	Subscriber’s Status

4.1.	All Subscribers. In order to confirm that the issuance of the Common Shares to the Subscriber is exempt from prospectus requirements under Applicable Securities Laws in Canada, the Subscriber represents and warrants to the Corporation that the Subscriber is resident in and was solicited to purchase the Common Shares under the Offering in the jurisdiction set forth in page 2 hereof.

4.2.	U.S. Securities Law Matters. The Subscriber:

(a)	acknowledges the Common Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Common Shares and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(b)	is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person;

(c)	is aware that the Common Shares may not be offered, sold, or resold in the United States or to, or for the account or benefit of, any U.S. Person or other persons within the United States without registration under the U.S. Securities Act and the securities laws of all applicable states of the United States or in compliance with the requirements of an exemption from registration under the U.S. Securities Act and the securities laws of all applicable states of the United States; and

(d)	undertakes and agrees that it will not offer, sell, or resell the Common Shares in the United States or to, or for the account or benefit of, any U.S. Person of other person within the United States unless the Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Common Shares in the Offering Jurisdiction except in accordance with the provisions of Applicable Securities Laws, regulations, rules, policies and orders and the rules of any stock exchange, as applicable.

5.	Subscriber’s Representations, Warranties and Acknowledgements

5.1.	The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Corporation that:

(a)	the Subscriber’s investment in the Corporation is speculative as the Corporation is an early stage issuer and has not generated material revenues and accordingly involves a high degree of risk and only investors who can afford to lose their entire investment should invest in the Offering;

(b)	other than the Offering Document, the Subscriber has not received nor been provided with, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other similar document (other than, if any, an annual report, annual information form, interim report, information circular, take-over bid circular, issuer bid circular, prospectus, or other continuous disclosure document, the content of which, if applicable, is prescribed by Applicable Securities Laws and that, in each case, has been filed, if applicable, with applicable securities commissions) describing, or purporting to describe, the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist such prospective purchasers in making an investment decision in respect of the Common Shares;

(c)	the Subscriber has only relied upon publicly available information relating to the Corporation in relation to the Offering, its decision to execute this Subscription Agreement and purchase the Common Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, and the Subscriber acknowledges that the Corporation has not made any written representations, warranties or covenants in respect of such publicly available information except as set forth in the Offering Document;

(d)	the Subscriber is not purchasing the Common Shares with knowledge of any material fact or material change about the Corporation that has not been generally disclosed and the decision of the Subscriber, to acquire Common Shares has not been made as a result of any oral or written representation as to fact or otherwise made by, or on behalf of, the Corporation or any other person and is based entirely upon the Offering Document;

(e)	no prospectus has been filed or will be filed by the Corporation with any securities commission or similar authority, in connection with the issuance of the Common Shares and the Offering, and the issuance and the sale of the Common Shares is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:

(i)	the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii)	the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(f)	the Corporation has no obligation to file a prospectus qualifying the distribution of the Common Shares in any jurisdiction where the Offering is made and has no intention to do so;

(g)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own independent legal, tax and business advisors with respect to the merits and risks of an investment in the Common Shares and with respect to applicable laws (including November 17, 2025 Applicable Securities Laws) and it (or others for whom it is contracting hereunder) shall take all necessary action to comply with such laws, and it acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation and not as counsel to the Subscriber;

(h)	if the Subscriber is: (i) a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to subscribe for the Common Shares pursuant to the terms set out in the Offering Document; (ii) a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to subscribe for the Common Shares pursuant to the terms set out in the Offering Document and has obtained all necessary approvals in respect thereof; or (iii) an individual, the Subscriber is of the full age of majority and is legally competent to subscribe for the Common Shares pursuant to the terms set out in the Offering Document;

(i)	the subscription for the Common Shares and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, bylaws or resolutions of the Subscriber if the Subscriber is not an individual, the Applicable Securities Laws or any other laws applicable;

(j)	the Subscriber has obtained all necessary consents and authorities to enable it to agree to subscribe for the Common Shares pursuant to the terms set out in the Offering Document and the Subscriber has otherwise observed all applicable laws, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with the purchase of the Common Shares and the Subscriber has not taken any action which will or may result in the Corporation acting in breach of any regulatory or legal requirements of any territory in connection with the Offering or the Subscriber’s subscription;

(k)	to the knowledge of the Subscriber, the sale of the Common Shares to the Subscriber was not accompanied by any advertisement;

(l)	the offer made by this Subscription Agreement is irrevocable (subject to the right of the Corporation to terminate this Subscription Agreement) and requires acceptance by the Corporation;

(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Corporation and the Subscriber waives any requirement on the Corporation’s behalf to communicate immediately its acceptance of this Subscription Agreement to the Subscriber;

(n)	the Subscriber is sophisticated in financial investments, has such knowledge in the financial and business affairs of the Corporation as to be capable of evaluating the merits and risks of its investment in the Common Shares (including the potential loss of its entire investment);

(o)	the Subscriber has been independently advised as to any restrictions that may be imposed in respect of the Common Shares by Applicable Securities Laws and regulatory policies and confirms that no representations by the Corporation has been made respecting such restrictions, and is aware of the risks and other characteristics of the Securities;

(p)	if the Subscriber is resident in or otherwise subject to Applicable Securities Laws of a jurisdiction other than Canada, the Subscriber confirms, represents and warrants that: (a) the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Common Shares; (b) the Subscriber is purchasing the Common Shares pursuant to exemptions from prospectus or registration requirements or equivalent requirements under Applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Common Shares under the Applicable Securities Laws of the International Jurisdiction without the need to rely on any exemptions; (c) the Applicable Securities Laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Common Shares; and (d) the purchase of the Common Shares by the Subscriber does not trigger: (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or (ii) any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and (e) the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii), (iii) and (iv) above to the satisfaction of the Corporation acting reasonably;

(q)	the subscription for the Common Shares by the Subscriber does not contravene any of the Applicable Securities Laws in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Corporation to prepare and file a prospectus, registration statement or similar document or to register the Common Shares or to be registered with or to file any report or notice with any governmental or regulatory authority, other than standard post-closing filings required to be made in Canada for offerings exempt from the registration requirements;

(r)	while the Corporation intends to use the Proceeds as set out in the Offering Document, the Corporation will have complete discretion as to the use of the Proceeds of the Offering and there is no assurance that these Proceeds will be sufficient for the Corporation to execute on its business plan or to achieve revenues or profitability;

(s)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Common Shares;

(t)	the Corporation will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Corporation in completing the sale and issue of the Common Shares to the Subscriber;

(u)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Common Shares;

(ii)	that any person will refund the Subscription Amount for the Common Shares; or

(iii)	as to the future price or value of the Common Shares.

(v)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	there are risks associated with the purchase of the Common Shares;

(iv)	it is the responsibility of the Subscriber to comply with any restrictions applicable to the Common Shares with them before selling the Common Shares; and

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Common Shares through a person registered to sell the Common Shares under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(w)	the Subscriber either (A) is not an “insider” of the Corporation or a “registrant” (each as defined under Applicable Securities Laws); or (B) has identified itself to the Corporation as either an “insider” or a “registrant” (each as defined under Applicable Securities Laws);

(x)	the Subscriber is purchasing the Common Shares as principal for its own account, it is purchasing such Common Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Common Shares;

(y)	the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(z)	the funds representing the subscription funds to be provided by the Subscriber to the Corporation will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription of the Subscriber, on a confidential basis, pursuant to such acts. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith; and

(aa)	all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Common Shares will be borne by the Subscriber.

6.	Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

6.1.	The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Corporation. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of issuance of the Common Shares and agrees that they will survive the purchase by the Subscriber of the Common Shares.

7.	Representations of the Corporation

7.1.	The Corporation represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)	the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the Province of British Columbia, and is duly qualified to carry on business in the Province of British Columbia and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(b)	the Corporation has the full corporate right, power and authority to execute this Subscription Agreement, and, at Closing, to issue the Common Shares to the Subscriber pursuant to the terms of this Subscription Agreement;

(c)	as of Closing, the Common Shares issued to the Subscriber will be duly allotted, validly issued, fully paid and non-assessable shares in the capital of the Corporation;

(d)	as of Closing, this Subscription Agreement will have been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms; and

(e)	the authorized capital of the Corporation consists of an unlimited number of Common Shares.

8.	Conditions of Closing

8.1.	The obligations of the Corporation to complete the sale and issuance of the Common Shares as contemplated hereby shall be conditional upon:

(a)	the Corporation accepting this Subscription Agreement;

(b)	the Subscriber (and any beneficial purchaser for which the Subscriber is contracting hereunder) signing and returning to the Corporation all relevant documentation required by Applicable Securities Laws;

(c)	the representations and warranties of the Subscriber contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date;

(d)	the sale of the Common Shares to the Subscriber being exempt from any registration, prospectus and offering memorandum requirements in accordance with Applicable Securities Laws;

(e)	the receipt of such regulatory and third-party approvals as may be necessary or deemed desirable by the Corporation in connection with the Offering, including, if applicable, the approval of the TSX or any filings with the TSX, as applicable;

(f)	the Subscriber’s completion and submission to the Corporation of such additional undertakings, questionnaires and documents as any securities regulatory authorities or stock exchanges may request in connection with the issue and sale of the Common Shares to the satisfaction of such securities regulatory authorities; and

(g)	all of the covenants and obligations of the Subscriber to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed.

9.	Consent to Disclosure of Information

9.1.	The Subscriber acknowledges and consents to the release by the Corporation of information regarding the Subscriber’s subscription including the Subscriber’s name, address, telephone number, e-mail address and the Common Shares purchased, in compliance with securities regulatory policies to regulatory authorities under Applicable Securities Laws and the Subscriber waives to the extent lawful, its rights under any privacy legislation. The contact information of the public official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of Subscriber’s personal information is set out in Schedule A hereto.

9.2.	In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Corporation’s transfer agent and registrar;

(c)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(d)	disclosure to securities regulatory authorities (including any stock exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)	disclosure to a governmental or other authority (including any stock exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required or permitted by law.

10.	Indemnity

10.1.	The Subscriber agrees to indemnify and hold harmless the Corporation and their respective affiliates, partners, directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

11.	General

11.1.	Time is of the essence hereof.

11.2.	Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.3.	Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

11.4.	The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

11.5.	This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of Ontario and the federal laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the courts situated therein.

11.6.	This Subscription Agreement may not be assigned by any party hereto.

11.7.	The Corporation will be entitled to rely on delivery of a facsimile or email copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile or email copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Corporation in accordance with its terms.

11.8.	This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

11.9.	This Subscription Agreement is deemed to be entered into on the acceptance date by the Corporation, notwithstanding its actual date of execution by the Subscriber.

11.10.	This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Common Shares by the Subscriber pursuant hereto, the completion of the issue of Common Shares of the Corporation and any subsequent disposition by the Subscriber of the Common Shares.

11.11.	The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

11.12.	Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Common Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber, or by anyone else.

11.13.	Unless otherwise indicated, all monetary amounts are in Canadian dollars.

11.14.	Les parties aux présents ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en découleront soient rédigés dans la langue anglaise. The parties have required that this Agreement and all documents and notices resulting from it be drawn up in English.

-- End of Terms and Conditions –

SCHEDULE A

TO THE SUBSCRIPTION AGREEMENT OF FENNEC PHARMACEUTICALS INC.

CONTACT INFORMATION OF CANADIAN SECURITIES ADMINISTRATORS

Alberta Securities Commission

Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre 701 West Georgia Street Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

The Manitoba Securities Commission

500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Ontario Securities Commission

20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or

1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Government of Newfoundland and Nova Scotia Securities Commission

Suite 400, 5251 Duke Street Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300 Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222 Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of the Northwest Territories Office of the Superintendent of Securities

P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9 Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Government of Nunavut Department of Justice Legal Registries Division

P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Government of Yukon Department of Community Services

Law Centre, 3rd Floor 2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251